Exhibit 10.2

KINSALE CAPITAL GROUP, INC.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

dated as of                   , 2016

Schedule 1	Virginia Capital Purchasers
Schedule 2	Other Purchasers

i

KINSALE CAPITAL GROUP, INC.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of                , 2016 (this “Agreement”), is by and among Kinsale Capital Group, Inc. (as successor to Kinsale Capital Group, Ltd.), a Delaware corporation (the “Company”), Moelis Capital Partners Opportunity Fund I, LP (as successor to MCP I (Kinsale), L.P.), a Delaware limited partnership (“MCP I”), Moelis Capital Partners Opportunity Fund I-A, LP, a Delaware limited partnership (“MCP I-A” and, together with MCP I, “Moelis”), Virginia Capital Private Equity, LP (as successor to Virginia Capital SBIC, LP), a Virginia limited partnership (“VCPE”), and the other investors listed on Schedule 1 hereto (each a “Virginia Capital Purchaser” and, together with VCPE, “Virginia Capital”), M.P. Kehoe, LLC, a Virginia limited liability company, and the other investors listed on Schedule 2 hereto. Each of MCP I, MCP I-A, VCPE, each Virginal Capital Purchaser, M.P. Kehoe, LLC, each other investor listed on Schedule 2 and any other Person (as defined below) that may hereafter become a party hereto pursuant to Section 14 hereof are referred to herein as a “Shareholder” and collectively as the “Shareholders”.

WHEREAS, MCP I (Kinsale), L.P., a Cayman Islands exempted limited partnership, MCP I-A, Virginia Capital SBIC, LP, a Virginia limited partnership, the other investors named therein and Kinsale Capital Group, Ltd., a Bermuda holding company, entered into that certain registration rights agreement dated as of June 16, 2009;

WHEREAS, such registration agreement was amended and restated as of March 8, 2010 (the “2010 Registration Rights Agreement”);

WHEREAS, the name under which the Company was originally incorporated in the State of Delaware following its domestication from the Islands of Bermuda was Kinsale Capital Group, Ltd. with the Certificate of Domestication of Non-United States Corporation and the original Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”)on September 5, 2014; and the original Certificate of Incorporation was amended on September 5, 2014 by filing a certificate of ownership and merger with the Delaware Secretary of State, pursuant to which the Company changed its name to Kinsale Capital Group, Inc.;

WHEREAS, in connection with the Company’s initial public offering of Common Stock (the “IPO”), the Company has filed an Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Delaware Secretary of State to become effective at the time specified in such Restated Charter;

WHEREAS, upon the effectiveness of the Restated Charter, all outstanding shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Shares”) and all outstanding shares of Class B Common Stock, par value $0.0001 per share, of the Company (the “Class B Common Shares”) will be reclassified as and converted into shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”); and

WHEREAS, Moelis and VCPE, as the Shareholders (as defined in the 2010 Registration Rights Agreement) holding a majority of the outstanding Registrable Class A Common Shares (as defined in the 2010 Registration Rights Agreement), are entering into this Agreement as an amendment and restatement of the 2010 Registration Rights Agreement pursuant to Section 16 of the 2010 Registration Rights Agreement, to become effective upon completion of the IPO.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with reference to any Person, any other Person of which such Person is a member, director, officer, general partner or employee, or any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person.

“Board” means the Company’s Board of Directors.

“Business Day” means any day other than a Saturday or Sunday that is not a legal holiday or a day on which banks are generally authorized or obligated by law or regulation to close in the City of New York.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Indemnified Persons” means the Shareholder Indemnified Persons (as defined below) or the Company Indemnified Persons (as defined below), as the case may be.

“Person” means any individual, corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, governmental authority or other entity of any kind.

“Preliminary Prospectus” means any preliminary Prospectus or preliminary Prospectus supplement that may be included in any Registration Statement.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including a prospectus that includes information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all supplements to the prospectus, including all material incorporated by reference in such prospectus.

2

“Public Offering” means the offer of shares of Common Stock (or securities exercisable or convertible into or redeemable for shares of Common Stock) on a broadly-distributed basis to the public pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4, Form S-8 or any similar or successor form) pursuant to a firm-commitment or best-efforts underwriting or purchase commitment.

“Registrable Securities” means (a) any shares of Common Stock owned by any Shareholder and (b) the securities issued or issuable with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, merger, consolidation, business combination, scheme of arrangement, amalgamation, recapitalization or similar transaction; provided, however, that Registrable Securities shall not include (i) any securities sold or disposed of either pursuant to an effective Registration Statement or pursuant to Rule 144 under the Securities Act, (ii) any securities that have ceased to be outstanding or (iii) as to any Shareholder, the securities owned by such Shareholder to the extent that all such securities may be sold in a single transaction without volume limitations or other restrictions on transfer pursuant to Rule 144 under the Securities Act; provided that if at any time after a Public Offering, a Shareholder and its Affiliates beneficially own, in the aggregate, 5% or more of the then outstanding shares of Common Stock and no employee of or Affiliate of such Shareholder is a member of the Board, such Shareholder shall have the right to elect in its sole discretion that such shares of Common Stock remain Registrable Securities even though such shares may be sold without volume limitations or other restrictions on transfer pursuant to Rule 144 under the Securities Act for so long as such shares of Common Stock constitute 5% or more of the then outstanding shares of Common Stock.

“Registration Statement” means any registration statement of the Company filed with the SEC that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such registration statement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shareholder” shall have the meaning set forth in the Preamble.

“Underwritten registration or underwritten offering” means a transaction registered with the SEC in which securities of the Company are sold to underwriters for reoffering to the public.

2.	Demand Registrations.

(a)	Right to Request Registration. At any time or from time to time following the date hereof, (i) Shareholders representing a majority of the then outstanding Registrable Securities may request in writing and require that the Company register under the Securities Act all or part of their Registrable Securities (a “Majority Demand Registration”) and (ii) Moelis may request in writing and require that the Company register under the Securities Act all or part of its Registrable Securities (a “Moelis Demand Registration” and, together with a Majority Demand Registration, a “Demand Registration”). Promptly after its receipt of any such request for Demand Registration, the Company shall give written notice of such request to all other Shareholders holding Registrable Securities and shall, subject to the provisions of Section 2(c) hereof, include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s written notice, except in the case of a “takedown” of a shelf Registration Statement, in which case such time period shall be three (3) days after the receipt of the Company’s written notice. Notwithstanding the foregoing, the Company shall have no obligation to register Registrable Securities pursuant to this Section 2(a) if, based on the current market prices, the number of Registrable Securities requested to be included in such registration by the Shareholders would not yield gross proceeds to the selling Shareholders of at least $15 million.

3

(b)	Priority on Demand Registrations. Subject to the provisions of this Section 2, the Company shall not include in any Demand Registration any securities other than Registrable Securities without: (i) in the case of a Majority Demand Registration, the written consent of the Shareholders representing at least a majority of the Registrable Securities to be included in such registration or (ii) in the case of a Moelis Demand Registration, the written consent of Moelis; and, if such Demand Registration is an underwritten offering, without the consent of the managing underwriter(s). If the managing underwriter(s) of the requested Demand Registration advise the Company, the Shareholders representing at least a majority of the Registrable Securities proposed to be registered (in the case of a Majority Demand Registration) and Moelis (in the case of a Moelis Demand Registration), as applicable, in writing that in their opinion the number of Registrable Securities proposed to be included in any such registration exceeds the largest number of securities that can be expected to be sold in such offering and/or that the number of Registrable Securities proposed to be included in any such registration would have an adverse effect on the offering, including the price per share at which the Company’s equity securities can be sold in such offering, the Company shall include in such registration only the number of Registrable Securities that in the opinion of such managing underwriter(s) can be sold without adversely affecting the offering; provided, however, that the number of shares of Registrable Securities to be sold in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. If the number of Registrable Securities that can be sold is less than the number of Registrable Securities proposed to be registered, the number of Registrable Securities to be so sold shall be allocated pro rata among the Shareholders of Registrable Securities that desire to participate in such registration on the basis of the amount of Registrable Securities beneficially owned by such Shareholders. If the number of shares that the Shareholder(s) are allowed to include in a Demand Registration is less than 75% of the number of Registrable Securities that such Shareholder(s) requested to be included in such Demand Registration due to a reduction by the Company pursuant to the provisions of this Section 2(b), such Demand Registration shall not be counted for purposes of the limitations to three registrations set forth in the second and fourth sentences of Section 2(c) of this Agreement for the Shareholder(s).

4

(c)	Restrictions on Demand Registrations. The Company shall not be obligated to effect more than one (1) Majority Demand Registration within any (i) twelve (12)-month period unless the Company is eligible for S-3 Registration (as defined below) and (ii) six (6)-month period if the Company is eligible for S-3 Registration. The Company shall not be obligated to effect more than three (3) Moelis Demand Registrations. The Company shall not be obligated to effect any Majority Demand Registration within three (3) months after the effective date of a previous S-3 Registration or a previous registration under which the Shareholders had piggyback registration rights pursuant to Section 3 hereof wherein the Shareholders were permitted to register, and actually sold, at least 50% of the Registrable Securities requested to be included therein by such Shareholders. The Company shall not be obligated to take action to effect any Majority Demand Registration after the Company has effected three (3) such registrations pursuant to this Section 2(c) and such registrations have been declared effective. The Company may postpone or withdraw for up to one hundred twenty (120) days the filing or the effectiveness of (or suspend the use of) a Registration Statement for a Demand Registration if (A) based on the reasonable judgment of the Board, such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the Board has determined would not be in the best interest of the Company to be disclosed at such time or (B) the Company is pursuing a material financing, material acquisition or other material corporate transaction; provided that if the Company exercises its right to withdraw the filing or the effectiveness of a Registration Statement for a Demand Registration then Moelis, or the Shareholder(s) may withdraw its or their request for such Demand (and such Demand shall not count against Moelis or such Shareholder(s), as the case may be). The Company shall provide written notices to the relevant Shareholders requesting such Demand Registration of (x) any postponement or withdrawal of the filing or effectiveness of (or suspension of the use of) a Registration Statement pursuant to this Section 2(c), (y) the Company’s decision to refile or seek effectiveness of such Registration Statement following such withdrawal or postponement (or suspension) and (z) the effectiveness of such Registration Statement. The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(c) only once during any twelve-month period. The restrictions set forth in this Section 2(c) shall apply regardless of the form of the Registration Statement containing Registrable Securities and for the avoidance of doubt shall apply to S-3 Registrations. Notwithstanding anything to the contrary herein, the Company shall have no obligation to register, file any Registration Statement or take any other action during any underwriter lock-up period applicable to the Company’s Public Offering to the extent any such action would result in a violation of such lock-up agreement of the Company.

5

(d)	Selection of Underwriters. If any of the Registrable Securities covered by a Majority Demand Registration is to be sold in an underwritten offering, the managing underwriter(s) to administer the offering shall be selected by Shareholders representing a majority of the Registrable Securities participating in such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. If any of the Registrable Securities covered by a Moelis Demand Registration is to be sold in an underwritten offering, the managing underwriter(s) to administer the offering shall be selected by Moelis, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

(e)	Effective Period of Demand Registrations. If Moelis or any Shareholder(s) request(s) a Demand Registration pursuant to Section 2(a) above, such Demand Registration shall not be deemed to have been effected unless such Demand Registration has been effective for a period equal to ninety (90) days (or three hundred (300) days in the case of a shelf S-3 Registration Statement) from the date on which the SEC declares such Demand Registration effective (or if such Demand Registration is not effective during any period within such ninety (90) days (or three hundred (300) days in the case of a shelf S-3 Registration Statement), such ninety (90)-day (or three hundred (300)-day in the case of a shelf S-3 Registration Statement) period shall be extended by the number of days during such period when such Demand Registration is not effective), or such shorter period which shall terminate when all of the Registrable Securities covered by such Demand Registration have been sold pursuant to such Demand Registration or otherwise disposed of by Moelis or such Shareholder(s). If the Company shall withdraw any Demand Registration pursuant to Section 2(c) (a “Withdrawn Demand Registration”), the Shareholders of the Registrable Securities remaining unsold and originally covered by such Withdrawn Demand Registration shall be entitled to a replacement Demand Registration which (subject to the provisions of this Section 2) the Company shall use its reasonable best efforts to keep effective for a period commencing on the effective date of such Demand Registration and ending on the earlier to occur of the date (i) which is ninety (90) days (or three hundred (300) days in the case of a shelf S-3 Registration Statement) from the effective date of such Demand Registration and (ii) on which all of the Registrable Securities covered by such Demand Registration have been sold or otherwise disposed of by Moelis or such Shareholder(s). Each such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

6

3.	Piggyback Registrations.

(a)	Right to Piggyback. At any time or from time to time following the date of this Agreement, whenever the Company proposes to register any equity securities under the Securities Act (other than a Registration Statement (i) relating to shares issuable upon exercise of employee share options or in connection with any employee benefit, equity incentive or similar plan of the Company or (ii) in connection with any merger, consolidation, business combination, scheme of arrangement or amalgamation by the Company or any Affiliate of the Company or the acquisition by the Company or any such Affiliate of the shares or the assets of any other Person or other registration statement on Form S-4 (clauses (i) and (ii) are referred to as “Permitted Offerings”)) for purposes of a Public Offering of such shares for its own account, and the registration form to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Shareholders of its intention to effect such a registration and, subject to Section 3(b) and Section 3(c) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s written notice; provided that any participation in such Public Offering shall be on terms not less favorable, taken as a whole, than the Company’s participation therein. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its discretion.

(b)	Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the largest number that can be sold in such offering and/or that the number of Registrable Securities proposed to be included in any such registration would have an adverse effect on the offering, including the price per share at which the Company’s equity securities can be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included therein by the Shareholders, pro rata among the Shareholders of such Registrable Securities on the basis of the number of Registrable Securities requested to be registered by such Shareholders and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree in writing.

(c)	Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities other than Registrable Securities, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the largest number that can be sold in such offering and/or that the number of Registrable Securities proposed to be included in any such registration would have an adverse effect on the offering, including the price per share at which the Company’s equity securities can be sold in such offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, together with the Registrable Securities requested to be included therein by the Shareholders, pro rata among (A) the holders of securities requesting such registration and (B) the Shareholders of such Registrable Securities, in each case, on the basis of the number of Registrable Securities requested to be registered by such Shareholders or holders of securities, as applicable, (ii) second, securities the Company proposes to sell and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree in writing.

7

(d)	Selection of Underwriters. If any Piggyback Registration is a primary underwritten offering, the Company shall have the right to select the managing underwriter(s) to administer any such offering.

(e)	Other Jurisdictions. If the Company at any time proposes to effect a Public Offering in a jurisdiction other than the United States of any of its shares or any options, warrants or other rights to acquire, or securities convertible into or exchangeable for, its shares (other than a Public Offering relating to a Permitted Offering), the Company and the Shareholders will have the rights and be subject to the obligations agreed in this Section 3 to the extent and where applicable.

4.             S-3 Registration. At any time that the Company is eligible to use Form S-3, the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 (an “S-3 Registration”), for Public Offering such number of Registrable Securities as shall be held by Moelis at such time and any additional number of Registrable Securities as any Shareholder requests in writing that are held by such Shareholder in accordance with the method of disposition specified in such written notice, provided that the Company shall not be obligated to effect more than two Public Offerings on an underwritten basis that are initiated by Moelis within any twelve (12)-month period. Whenever the Company is required pursuant to this Section 4 to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all Shareholders from whom notice has not been received and provide them with the opportunity to participate in the offering and the postponement, withdrawal and suspension provisions) shall apply to such registration. The Company will use its reasonable best efforts to qualify for Form S-3 registration or a similar short-form registration. Notwithstanding anything to the contrary contained in this Agreement, an S-3 Registration that is initiated by Moelis under this Section 4 shall not constitute a Moelis Demand Registration for purposes of the limitation set forth in the second sentence of Section 2(c). Notwithstanding the foregoing, the Company shall have no obligation to effect any underwritten offering pursuant to this Section 4 if, based on the current market prices, the number of Registrable Securities requested to be included in such offering by the Shareholders would not yield gross proceeds to the selling Shareholders of at least $15 million.

5.	Lock-Up Agreements.

(a)	Each Shareholder agrees, for the benefit of the managing underwriter(s), not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144 under the Securities Act of any Registrable Securities, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible or redeemable into or exchangeable or exercisable for any equity security of the Company during the five (5) days prior to, and during a period not to exceed ninety (90) days following an offering that occurs within eighteen (18) months following the date hereof, after the effective date of any Registration Statement filed pursuant to this Agreement in connection with an underwritten offering, without the consent of the managing underwriter(s) of such offering, except as part of such registration, if permitted (provided that all Shareholders are subject to the same restrictions and if any Shareholder is released from such restriction all other Shareholders shall be so released and the Company notifies each Shareholder of such registration at least two (2) Business Days prior to the beginning of the five (5) day period referred to above. Each Shareholder agrees that it will enter into any agreement reasonably requested by the managing underwriter(s) of any such underwritten offering to confirm its agreement set forth in the preceding sentence.

8

(b)	The Company agrees (i) that if any registration of Registrable Securities shall be in connection with an underwritten offering, not to effect any public sale or distribution of any of its equity securities or of any security convertible or redeemable into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any Permitted Offering) during the five (5) days prior to, and during a period not to exceed ninety (90) days following an offering that occurs within eighteen (18) months following the date hereof, after the effective date of any Registration Statement filed pursuant to this Agreement in connection with an underwritten offering, without the consent of the managing underwriter(s) of such offering and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed shares of Common Stock or equity securities convertible into shares of Common Stock shall contain a provision under which the holders of such securities agree not to effect any public sale or distribution of any such securities during the period and in the manner referred to in the foregoing clause (i), including any private placement and any sale pursuant to Rule 144 under the Securities Act, except as part of such registration, if permitted, or substantially similar provisions

6.	Registration Procedures.

(a)	Whenever the Shareholders request that any Registrable Securities be registered with the SEC pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall:

(i)	prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as soon as practicable, but in any event within sixty (60) days of written request from a Shareholder, and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Shareholders of Registrable Securities covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if reasonably requested by such Shareholders, the exhibits incorporated by reference, and such Shareholders shall have the reasonable opportunity to object to any information pertaining to such Shareholders that is contained therein and the Company will make the corrections reasonably requested by such Shareholders with respect to such information prior to filing any Registration Statement or Prospectus;

9

(ii)	prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than ninety (90) days (or three hundred (300) days in the case of a shelf S-3 Registration Statement), in the case of a Demand Registration, or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iii)	furnish the number of copies of such Registration Statement and the Prospectus included in such Registration Statement (including each preliminary Prospectus and each amendment and supplement thereto) as reasonably required by each seller of Registrable Securities under such Registration Statement, and such other documents as each seller may reasonably request in writing in order to facilitate the disposition of Registrable Securities owned by each seller; provided, however, that the Company shall have no obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company;

(iv)	use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller reasonably requests in writing and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

(v)	promptly notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company shall prepare a supplement to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

10

(vi)	in the case of an underwritten offering, enter into such customary agreements (including underwriting agreements in customary form and containing customary indemnification provisions in favor of the underwriters) and take all such other actions as the Shareholders representing a majority of the Registrable Securities being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including making members of senior management of the Company reasonably available to participate in, and cause them to reasonably cooperate with the underwriters in connection with, “road-show” and other customary marketing activities ) and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten offering as the underwriters may reasonably request and addressed to the underwriters and the sellers;

(vii)	make available for inspection by a seller of Registrable Securities pursuant to a Registration Statement hereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained on behalf of such seller or underwriter, all material financial and other records, material corporate documents and material properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller representative, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii)	use its reasonable best efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or automated interdealer quotation system on which securities of the same class issued by the Company are then listed or quoted;

(ix)	provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(x)	if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company’s independent certified public accountants (and the independent certified public accountants for any other acquired company or business whose financial statements are required to be included in such Registration Statement in accordance with the applicable requirements of Regulation S-X) addressed to the underwriters stating that such accountants are independent public accountants or an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder and, to the extent applicable, the PCAOB, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten offerings, as the case may be;

11

(xi)	make generally available to Shareholders a consolidated earnings statement (which need not be audited) for the twelve (12) months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act;

(xii)	promptly notify each seller of Registrable Securities and the underwriter or underwriters, if any:

(1)	when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)	of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

(3)	of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4)	of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or “blue sky” laws of any jurisdiction; and

(xiii)	use its reasonable best efforts to obtain as soon as practicable the lifting of any stop order that might be issued suspending the effectiveness of such Registration Statement.

12

(b)	The Company shall make available to each Shareholder whose Registrable Securities is included in a Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of each Registration Statement and any amendment thereto and each Preliminary Prospectus and Prospectus and each supplement thereto. The Company will promptly notify each such Shareholder by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

(c)	At all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable such Shareholders to be eligible to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

(d)	The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company any information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. The Company’s obligations to a Shareholder under this Agreement shall be subject to the compliance by such Shareholder with the terms and conditions applicable to such Shareholder under this Agreement.

(e)	Each seller of Registrable Securities agrees that, upon written notice by the Company of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such seller will forthwith discontinue disposition of Registrable Securities for a reasonable length of time not to exceed sixty (60) days until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented Prospectus as contemplated by Section 6(b) hereof, and, if so directed by the Company, such seller will promptly deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such seller’s possession which shall not be disseminated or made available to any Person, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that such postponement of sales of Registrable Securities by the Shareholders shall not exceed ninety (90) days in the aggregate in any twelve (12)-month period. If the Company shall give any written notice to suspend the disposition of Registrable Securities pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company in writing that the use of the Prospectus may be resumed or receives the copies of the supplemented Prospectus contemplated by Section 6(a)(iii) and Section 6(b) hereof.

13

7.	Registration Expenses.

(a)	All expenses incident to the Company’s performance of or compliance with this Agreement, including, all registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, costs of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions or transfer taxes attributable to the sale or disposition of Registrable Securities), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing or quoting the securities to be registered on each securities exchange or automated interdealer quotation system on which they are to be listed or quoted.

(b)	In connection with each Demand Registration, S-3 Registration or Piggyback Registration initiated hereunder, the Company shall reimburse the Shareholders covered by such registration or sale for the reasonable fees and disbursements of one (1) law firm to represent all Shareholders participating in such registration or sale chosen by: (i) in the case of a Majority Demand Registration, the Shareholders holding a majority of the Registrable Securities included in such registration or sale; or (ii) in the case of a Moelis Demand Registration or an S-3 Registration initiated by Moelis, Moelis.

(c)	The obligation of the Company to bear the Registration Expenses and to reimburse the Shareholders for the expenses described in Section 7(b) hereof shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses and the fees and disbursements reimbursed by the Company under Section 7(b) hereof for any Registration Statement withdrawn solely at the request of a Shareholder(s) (unless withdrawn following postponement of filing by the Company in accordance with Section 2(c)(A) or Section 2(c)(B) hereof or due to adverse market conditions) or any supplements or amendments to a Registration Statement or Prospectus resulting from a misstatement furnished to or on behalf of the Company by or on behalf of a Shareholder shall be borne by such Shareholder; provided that, for the avoidance of doubt, if a Registration Statement is withdrawn solely at the request of a Shareholder due to adverse market conditions, such Registration Statement shall count as a Demand Registration for purposes of Section 2(c) hereof.

14

8.	Indemnification.

(a)	In connection with any Registration Statement in which a Shareholder of Registrable Securities is participating, the Company shall in consideration of the agreements of the Shareholders contained herein, the Company shall agree that in the event of any registration under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law, each Shareholder, and the respective directors, officers, members, general partners, limited partners, employees, agents and representatives of each Shareholder, each Person who controls each such Shareholder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, members, general partners, limited partners, employees, agents and representatives of each such controlling Person (collectively, the “Shareholder Indemnified Persons”) from and against any and all losses, claims, damages, liabilities (joint or several), costs (including attorney’s fees and disbursements), and expenses, including amounts paid in settlement (collectively, “Losses”), without duplication, (i) in connection with, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or Preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, except (A) to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in reliance upon and in conformity with information furnished in writing to or on behalf of the Company by or on behalf of such Shareholder expressly for use therein, (B) if it was caused by the Shareholder’s failure to deliver to the Shareholder’s immediate purchaser a copy of the Registration Statement, Preliminary Prospectus or Prospectus (if the same was required by applicable law to be so delivered) after the Company has furnished the Shareholder with a sufficient number of copies of the same or (C) if it arises out of or is based upon offers or sales by the Shareholder “by means of” (as defined in Rule 159A under the Securities Act) a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (ii) any violation or alleged violation by the Company of any United States federal, state or common law rule or regulation applicable to the Company. The Company shall reimburse each such Shareholder Indemnified Person for any out-of-pocket legal or any other expenses actually and reasonably incurred by it in connection with investigating or defending such Losses.

15

(b)	In connection with any Registration Statement in which a Shareholder is participating, each such Shareholder shall indemnify and hold harmless, to the fullest extent permitted by applicable law, the Company, and the respective directors, officers, members, general partners, limited partners, employees, agents and representatives of the Company, each Person who controls the Company and (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, members, general partners, limited partners, employees, agents and representatives of each such controlling Person (collectively, the “Company Indemnified Persons”) from and against any and all Losses, without duplication, in connection with, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Preliminary Prospectus or Prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Shareholder expressly for use therein, (ii) such Shareholder’s failure to deliver to its immediate purchaser a copy of the Registration Statement, Preliminary Prospectus or Prospectus (if the same was required by applicable law to be so delivered by such Shareholder) after the Company has furnished the Shareholder with a sufficient number of copies of the same or (iii) offers or sales by the Shareholder “by means of” (as defined in Rule 159A under the Securities Act) a “free writing prospectus” (as defined in Rule 405 under the Securities Act ) that was not authorized in writing by the Company; provided, however, that the obligation to indemnify and hold harmless shall be several, not joint and several, among such Shareholders and the liability of each such Shareholder shall be in proportion to and limited to the gross proceeds received by such Shareholder from the sale of Registrable Securities pursuant to such Registration Statement. Such Shareholder shall reimburse each such Company Indemnified Person for any out-of-pocket legal or any other expenses actually and reasonably incurred by it in connection with investigating or defending such Losses.

(c)	Each Indemnified Person shall give prompt written notice to the party or parties from which indemnity is sought (the “Indemnifying Party”) of the commencement of any action or proceeding (including any governmental investigation) (collectively, a “Proceeding”) with respect to which such Indemnified Person seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability hereunder, except to the extent the Indemnifying Party was prejudiced by such failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Person within twenty (20) days after receipt of written notice from such Indemnified Person of such Proceeding, to assume, at the Indemnifying Party’s expense, the defense of such Proceeding, with counsel reasonably satisfactory to such Indemnified Person and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an Indemnified Person or Indemnified Persons (if more than one Indemnified Person is named any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person or Indemnified Persons. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party or Indemnified Person or Indemnified Persons will not be subject to any obligation or liability for any settlement made without its or their written consent, which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person an irrevocable release from all liability in respect of such claim or litigation.

16

(d)	The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of Registrable Securities.

(e)	If the indemnification provided for in this Section 8 is unavailable to an Indemnified Person or is insufficient to hold such Indemnified Person harmless for any Losses in respect to which this Section 8 would otherwise apply by its terms, then, in lieu of the amount paid or payable under Section 8(a) or Section 8(b) hereof, as applicable, the Indemnifying Party and the Indemnified Person, shall contribute to the aggregate Losses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and the Indemnified Person on the other hand, with respect to the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand, and the Indemnified Person on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the Indemnifying Party or by or on behalf of the Indemnified Person, and by the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 8(e) were to be determined solely by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. In no event shall the liability of an Indemnifying Party under this Section 8(e) be greater in amount than such Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or Section 8(b) hereof, as applicable, had been available under the circumstances. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation. A Shareholder’s obligation to contribute pursuant to this Section 8(e) shall be in proportion to and limited to the gross proceeds received by such Shareholder from the sale of Registrable Securities pursuant to such Registration Statement.

17

9.             Participation in Underwritten Registrations. Notwithstanding anything in this Agreement to the contrary, no Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements not inconsistent with the terms of this Agreement approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that a Shareholder shall only be required to make customary representations or warranties to the Company or the underwriters (including representations and warranties regarding such Shareholder and such Shareholder’s intended method of distribution) and to undertake only customary indemnification obligations to the underwriters with respect thereto.

10.            Expenses. Except as otherwise expressly provided for herein, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.

11.            Aggregation of Stock. All Registrable Securities held by or acquired by any Affiliate(s) of a Shareholder will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

12.            Entire Agreement. This Agreement and the schedules, exhibits and annexes attached thereto set forth all of the promises, agreements, conditions, understandings and covenants between and among the parties hereto with respect to the subject matter referred to herein. Any and all prior agreements with respect to such subject matter are hereby revoked. This Agreement and the schedules, exhibits and annexes attached thereto are, and are intended to be, an integration of any and all prior agreements or understandings, oral or written, with respect to such subject matter. Upon execution of this Agreement, this Agreement shall amend and restate the 2010 Registration Rights Agreement in its entirety and the rights and obligations of the parties under the 2010 Registration Agreement shall be subsumed within and be governed by this Agreement.

13.            Governing Law; Venue; Service of Process. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, without reference to any principles of conflicts of law thereof, except New York General Obligation Law Section 5-1401. Each party to this Agreement, by its execution hereof, hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court located in the Southern District of the State of New York for the purpose of any litigation or proceeding between and among the parties hereto arising in whole or in part under or in connection with this Agreement, (b) waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such litigation or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such litigation or proceeding brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) agrees not to commence any such litigation or any other type of proceeding or action other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any litigation or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order, judgment or writ issued by one of the above-named courts. Each party agrees that for any litigation or proceeding between or among the parties hereto arising in whole or in part under or in connection with this Agreement, such party will bring litigation or a proceeding only in the Borough of Manhattan. Each party hereto further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction. Each party hereto hereby (i) agrees that service of process made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 15 hereof, will constitute good and valid service of process in any such litigation or proceeding and (ii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such litigation or proceeding any claim that service of process made in accordance with clause (i) above does not constitute good and valid service of process.

18

14.            Successors and Assignees; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors, permitted transferees and permitted assignees and this Agreement shall not inure to the benefit of or be enforceable by any other Person. Such successor or assign shall not be entitled to such rights unless the successor or assign, unless already a Shareholder hereunder, shall have executed and delivered to the Company a joinder providing that such Person shall be bound by and shall fully comply with the terms of this Agreement (which shall also be executed by the Company) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Shareholder for purposes of this Agreement. Neither this Agreement nor any obligation hereunder may be assigned without the prior written consent of the Company and the party proposing such assignment, including by operation of law. Notwithstanding the foregoing, nothing contained in this Section 14 shall have any effect on (a) any other provision of this Agreement that contemplates or requires that any transferee or assignee of the parties hereto be required to be bound by any obligation hereunder and (b) any of the rights of a Shareholder of any of the Registrable Securities as such. Notwithstanding the foregoing, Moelis may only assign its rights under the Moelis Demand Registration in connection with an assignment or other transfer of (i) Registrable Securities to an Affiliate of any Moelis entity, (ii) all of its Registrable Securities or (iii) Registrable Securities representing 5% or more of the then outstanding shares of Common Stock.

15.            Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand delivery, certified or registered mail, return receipt requested, facsimile, e-mail or internationally recognized courier to the recipient party at such address, facsimile number or e-mail address as shall be submitted to the Company in writing. Any such notice, request, demand or other communication shall be deemed given: (a) at the time personally delivered to the recipient with receipt acknowledged in writing, if delivered by hand; (b) at the time received by the recipient, if sent by certified or registered mail, return receipt requested; (c) upon issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice has been transmitted by facsimile without error and confirmed telephonically, if sent by facsimile; (d) upon confirmation by return e-mail from the recipient of its receipt of the e-mail, if sent by e-mail; and (e) at 5:00 p.m., local time, on the third Business Day after timely delivery to the courier, if sent by courier specifying delivery on or before the third-Business Day after delivery to the courier and signature of recipient required. Notwithstanding the foregoing, if any such notice, request, demand or other communication shall be given under both clause (c) and clause (d), such delivery shall be valid for all purposes of this Agreement notwithstanding that such receipt has not been confirmed telephonically in the case of clause (c) or has not been confirmed by return e-mail in the case of clause (d).

19

16.            Modifications; No Implied Waiver. The provisions of this Agreement, including the provisions of this sentence, may not be terminated, amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of Shareholders representing at least a majority of then outstanding Registrable Securities; provided, however, that without a Shareholder’s written consent no such termination, amendment, modification, supplement, waiver or consent shall (a) adversely affect such Shareholder’s rights and protections hereunder in a discriminatory manner or (b) result in such Shareholder incurring a material financial obligation (or materially increasing an existing material financial obligation) hereunder that it was not responsible for immediately prior to the effectiveness of such termination, amendment, modification, supplement, waiver or consent; provided, further, that in order to adversely amend the foregoing proviso or Section 2(a) hereof, all Shareholders of the outstanding Registrable Securities at the time and the Board must consent in writing; provided that the Company shall be permitted to grant immaterial waivers hereunder without the consent of any of the Shareholders; provided, further, that without the prior written consent of Moelis no such termination, amendment, modification, supplement, waiver or consent shall affect any of Moelis’ rights, protections or obligations hereunder in any manner. The failure of any party at any time to insist upon, or any delay by any party at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

17.            Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

18.            Headings. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

19.            Counterparts. This Agreement may be executed in one or more counterparts, which may be by facsimile, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

20

20.            Construction; Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties intend that each representation, warranty, covenant, obligation, agreement and condition contained herein will have independent significance. The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, shall be deemed to refer to the date set forth in the first paragraph of this Agreement. The words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All references in this Agreement to “$” are to United States currency. All references in this Agreement to “Form S-3” shall include any successor form thereto. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. A reference to the male gender shall be deemed to be a reference to the female gender and vice versa. Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement falls on other than a Business Day, the party having such right or duty shall have until the next Business Day to exercise such right or discharge such duty. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Shareholder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

21.            No Inconsistent Agreement. No Shareholder shall enter into, or remain a party to, any agreement with respect to, or that is implicated by, the Registrable Securities beneficially owned or held of record by such Shareholder that is inconsistent with the rights granted to, or agreements between or among, the Shareholders and the Company in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered into nor will it enter into, or remain a party to, any agreement with respect to, or that is implicated by, the Registrable Securities beneficially owned or held of record by the Shareholders that is inconsistent with the rights granted to, or agreements between and among, the Company and the Shareholders in this Agreement or otherwise conflicts with the provisions hereof, except with the prior written consent of Shareholders representing at least a majority of then outstanding Registrable Securities.

22.            No Joint Venture, Etc. The entering into of this Agreement and the performance by any party hereto of the matters contemplated hereby shall not be deemed to create a partnership, limited liability company, joint venture, or principal/agency relationship between or among the parties hereto.

23.            Specific Performance. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

24.            Securities Law Acknowledgment. Each Shareholder acknowledges and agrees that such Shareholder may receive material non-public information in connection with the matters contemplated by this Agreement, and further that such Shareholder is aware that the United States securities laws impose restrictions on purchasing or selling debt or equity securities of the Company or any of its subsidiaries when in possession of such information.

21

25.            Term. This Agreement shall terminate with respect to each Shareholder on the date on which, and at the time at which, such Shareholder ceases to own Registrable Securities; provided, that, such Shareholder’s rights and obligations pursuant to Section 8, as well as the Company’s obligations to pay expenses pursuant to Section 7, shall survive with respect to any Registration Statement in which any Registrable Securities of the Shareholder were included.

26.            Effectiveness. This Agreement shall become effective upon completion of the IPO.

[Signature Pages Follow]

22

Accepted and agreed as of the date first written above:

KINSALE CAPITAL GROUP, INC.

By:
Name:	Michael P. Kehoe
Title:	President and Chief Executive Officer

Contact information for Person authorized to receive notices on behalf of the Company pursuant to Section 15 of the Agreement (which shall not constitute notice):

Kinsale Capital Group, Inc.

2221 Edward Holland Drive, Suite 600

Richmond, VA 23230

Attention: President and Chief Executive Officer

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, a duly authorized signatory of each of Moelis and VCPE has executed this Agreement as of the date first written above.

Moelis Capital Partners Opportunity Fund I, LP

By:	Moelis Capital Partners Opportunity
Fund I LLC, its general partner

By:
Name:
Title:	Authorised Signatory of Moelis
Capital Partners Opportunity
Fund I LLC

MOELIS CAPITAL PARTNERS OPPORTUNITY FUND I-A, LP

By:	Moelis Capital Partners Opportunity
Fund I LLC, its general partner

By:
Name:
Title:	Authorised Signatory of Moelis
Capital Partners Opportunity
Fund I LLC

Virginia Capital Private Equity, LP

By:	VCP GP LLC, its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

Schedule 1

Virginia Capital Purchasers

1.       Virginia Capital Private Equity, LP

2.       Hunter Goodwin

3.       Private Advisors Coinvestment Fund, LP

4.       SFM Opportunities III, LP

5.       Sunity International Limited

6.       MGAW, L.L.C.

7.       Thomas G. Johnson, Jr.

8.       CS Vosmik, Trustee of the CS Vosmik Amended and Restated Revocable Trust Agreement, Dated as of June 30, 2006

9.       West End Investment Venture, LLC

10.     Allan Gerald Donn TOD Susan Berman Donn

11.     Walker Chapman Simmons

12.     William E. Rachels, Jr.

13.     DEFCON 1, LLC

14.     Matthew L. Austin

15.     Margin of Safety, LLC (c/o Frederick L. Russell, Jr.)

16.     Scott Stevens

17.     Charles G. Hartung

18.     Petra T. Hartung

19.     Gregory J. Rochlin

20.     Willowleaf Capital, LLC

21.     BlackSmith Limited Partnership, LLC

Schedule 2

Other Purchasers

1.       Ella G Valentine Children’s Trust dated 6-29-1987, JG Valentine, EM Valentine Jr & SV Ellington ttees

2.       E. Massie Valentine Living Trust

3.       Janney Montgomery Scott LLC custodian FBO John W. Maloney IRA

4.       Paul D. Koonce

5.       Thomas Rafferty

6.       Malcolm Parks

7.       William F. Shumadine, Jr.

8.       Jay Tini

9.       Richard B. Fleischhacker

10.    Brian F. and Suzanne S. Pitkin

11.    Anne Marie Rafferty-DiPierro

12.    Yael Levin and Scott Sheldon

13.    David A. and Kimberly L. Hulcher

14.    Student Assurance Services, Inc.

15.    John Davenport

16.    Sungjin Lee

17.    Brian D. and Elizabeth T. Haney

18.    M.P. Kehoe, LLC

19.    Marilyn F Kehoe Revocable Trust dated 5-8-2006, Michael P Kehoe Trustee

20.    William J. Kenney

21.    Pamela A. Kenney

22.    RBC Capital Markets Custodian FBO William J. Kenney IRA

23.    Edward Desch

24.    Bryan and Ann Marie Petrucelli

25.    MP Kehoe Revocable Grantor Trust

26.    Robert Neal

27.    Ann Marie and Scott L. Marson

28.    Stuart Samuel and Melissa B. Gaines Samuel

29.    Janney Montgomery Scott LLC Custodian FBO Ann T. Burgess IRA

30.    Clayton Rhoades

31.    John Shumadine

32.    Philip E. and Ann L. Stephens

33.    Robert Lippincott

34.    Jim Ritchie

35.    Steven Bensinger

36.    Mark Fuller